                                                                 EXHIBIT 10.18

                             "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS OR AN OPINION OF COUNSEL ACCEPTABLE TO THIS COMPANY THAT REGISTRATION IS NOT REQUIRED."


                              ROCKFORD CORPORATION

                                   SENIOR NOTE
                              DUE FEBRUARY 3, 1999

                       (RENAMING, AMENDING, AND REPLACING
                   A 10.5% CONVERTIBLE SUBORDINATED DEBENTURE
                              DUE FEBRUARY 3, 1999)

$1,000.00                                                       October 28, 1994

         This is a Senior Note due February 3, 1999 (the "Senior Note"), issued by Rockford Corporation, an Arizona Corporation (the "Company") pursuant to the terms of the Convertible Subordinated Debenture Amendment Agreement and Agreement to Rename as Senior Note of even date herewith between the Company and the original Holder hereof (the "Agreement"). Terms used and not otherwise defined shall have the meaning given them in the Agreement.


1.       Payment of Principal and Interest.

         The Company, for value received, promises to pay to Ron Trout or transferee (the "Holder") the principal amount of $1,000.00 on February 3, 1999 and to pay interest thereon at the rate of ten and one-half percent (10.5%) per annum. Interest shall accrue from the date hereof and shall be paid quarterly, on each January 15th, April 15th, July 15th, and October 15th hereafter but commencing on April 15, 1989, until the principal is fully paid. Interest shall be paid on the basis of a 360-day year of twelve 30-day months.

2.       Payment Prior to Maturity.

         At any time the Company may, at its option, redeem this Senior Note in whole or in part by paying all interest accrued but unpaid to the date fixed for redemption plus a redemption price fixed as follows:

                  REDEMPTION DATE                                      REDEMPTION PRICE
                  ---------------                                      ----------------
                  Before February 2, 1995                              105% of Par
                  February 3, 1995 to February 2, 1996                 104% of Par
                  February 3, 1996 to February 2, 1997                 103% of Par
                  February 3, 1997 to February 2, 1998                 102% of Par
                  February 3, 1998 to February 2, 1999                 101% of par

Notice of any redemption shall be given not less than thirty (30) days, but not more than ninety (90) days, before the date fixed for redemption. By the date fixed for redemption, the Holder shall surrender this Senior Note to the Company at its principal executive offices in exchange for payment therefor. Upon due tender of the accrued interest through the redemption date plus the redemption price by the Company, this Senior Note shall not be deemed to be outstanding for any purpose subsequent to the close of business on the date fixed for redemption.

3.       Subordination and Priority.

         The indebtedness evidenced by this Senior Note, including the principal and accrued interest, is expressly subordinate and subject in right of payment and upon liquidation to the prior payment in full of all "Senior Debt," whether now outstanding or hereafter created, incurred, assumed or guaranteed. The term "Senior Debt" shall mean the principal of, premium, if any, and interest on (a) indebtedness (other than this Senior Note or any previously subordinated indebtedness) of the Company pursuant to the Company's present credit arrangements with Norwest Business Credit, Inc. ("NBCI") and Bank of America Arizona ("BofA"), or pursuant to any refinancing or renewal of such credit arrangements, (b) indebtedness of the Company which holders of not less than 50% in principal amount of the Senior Notes agree, in writing, shall be treated as Senior Debt, and (c) indebtedness incurred, assumed or guaranteed by the Company in connection with the acquisition by it of any property or asset, in an amount up to the cost of such property or asset, unless, in each case, by the terms of the instrument creating or evidencing the indebtedness it is expressly provided that such indebtedness is not superior in right of payment to this Senior Note.

         Senior Debt shall exclude, and the indebtedness evidenced by this Senior Note is expressly senior and entitled to priority in payment and upon liquidation with respect to, all capital stock of the Company, any indebtedness issued after the date of this Debenture and convertible into shares of the Company's Common Stock, and any other indebtedness that is not Senior Debt. Senior Debt shall exclude, and the indebtedness evidenced by this Senior Note is expressly of equal priority in payment and upon liquidation with respect to, (1) indebtedness outstanding on the original issue date of this Senior Note and convertible into shares of the Company's Common Stock and (2) a $2,000,000 Senior Note of Company issued to Provident Mutual Life Insurance Company of Philadelphia.

4.       Events of Default.

         An Event of Default shall occur upon the occurrence of any of the following events:

         4.1 Default in the payment of interest on this Senior Note when it becomes due and payable, and continuance of such default for a period of ten
(10) days;

         4.2 Default in the payment of the principal of this Senior Note when it becomes due and payable;

         4.3 Default by the Company under an acceleration prior to maturity of, or the failure to pay at maturity, any third party indebtedness of the Company aggregating not less than $250,000 for a period of thirty (30) days after the same may become payable (which shall include any grace period but shall not exceed 30 days);

         4.4 The failure of the Company to comply for a period of not less than thirty (30) consecutive days with any provision of the affirmative or negative covenants contained in the Agreement;

         4.5 The failure of the Company to pay final judgments not covered by insurance or then subject to any appeal aggregating in excess of $250,000 for thirty (30) days;

         4.6 The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days; or

         4.7 The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

5. Rights Upon Default; Acceleration of Indebtedness. Upon the occurrence of an Event of Default:

         5.1 The entire outstanding balance of the Senior Note, including the entire balance of principal and all accrued interest, shall accelerate and become immediately due and payable upon written notice to the Company by Holders of not less than 50% in principal amount of the Senior Notes then outstanding; and

         5.2 The Company may not pay dividends or make distributions to holders of any class of its stock, or redeem or repurchase all or any part of any class of its stock.

6.       Renaming and Replacement of Debenture.

         This Senior Note is issued, pursuant to the terms of the Agreement, to rename and amend the terms of a Debenture issued by the Company and held by the Holder. This Senior Note shall supersede, replace and amend the Debenture which shall, upon issuance of this Senior Note, have no further force or effect.

7.       Loss or Destruction of Senior Note.

         The Company shall execute and deliver a new Senior Note of like tenor and date upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Senior Note and, in the case of loss, theft or destruction, of an indemnity by the original Holder hereof or in case of any transfer upon such terms as may be satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of this Senior Note.

8.       Status Under Securities Laws.

         8.1 No Registration. This Senior Note has not been and will not be, registered under the Securities Act of 1933 (the "1933 Act"), the Arizona Securities Act (the "Arizona Act") or the securities laws of any other jurisdiction and must be held indefinitely without any transfer, sale or other disposition unless subsequently registered under the 1933 Act, the Arizona Act and the securities laws of any other applicable jurisdiction or, in the opinion of counsel acceptable to the Company, registration is not required under such Acts or laws.

         8.2 Legend. There shall be endorsed on this Senior Note a legend substantially to the following effect:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS OR AN OPINION OF COUNSEL ACCEPTABLE TO THIS COMPANY THAT REGISTRATION IS NOT REQUIRED."

         8.3 Refusal to Transfer. The Company may refuse to effect a transfer, sale or other disposition of this Senior Note by the Holder or its successors or assigns otherwise than as expressly permitted by this Senior Note and the Agreement.

9.       Miscellaneous.

         9.1 Agreement. This Senior Note and the terms of the indebtedness evidenced hereby are issued and incurred subject to the terms of the Agreement, the terms and conditions of which shall become binding upon any subsequent Holder or transferee of this Senior Note.

         9.2 Governing Law. This Senior Note and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-law provisions to the contrary.

         9.3 Binding Nature of Senior Note. This Senior Note shall be binding upon any successors and assigns of the Company and shall inure to the benefit of the Holder and its successors and assigns, except that the Holder may not assign or transfer its rights under this Senior Note otherwise than by gift or bequest, by operation of law, or as expressly permitted by this Senior Note.

         9.4 Notices. All notices, requests, demands and other communications required or permitted under this Senior Note shall be in writing and shall be deemed to have been duly given, made and received when delivered or five days after they are deposited in the United States mails, first class postage prepaid, addressed as set forth below:

                  (1)      If to the Company:

                           648 South River Drive
                           Tempe, Arizona 85281
                           Attention:       President

                           with a copy to:

                           Lewis and Roca
                           40 North Central Avenue, #1500
                           Phoenix, Arizona 85004
                           Attention:       Kevin Olson, Esq.

                  (2)      If to the Holder:

                                      Ron Trout
                                      4328 East Contessa
                                      Mesa, Arizona 85201

                  Either party may alter the person, office or address to which communications or copies are to be sent by giving notice.

10. Execution Date. The Company has caused this Senior Note to be duly executed on the date written above.

                                            ROCKFORD CORPORATION


                                            By:  /s/
                                               ---------------------------------
                                                 President


[Corporate Seal)                            Attest:

                                                 /s/
                                            ------------------------------------
                                            Assistant Secretary

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED (EXCEPT TO A COMMERCIAL BANK OR OTHER CORPORATION AFFILIATED WITH SECURITY PACIFIC BANK ARIZONA) IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS OR AN OPINION OF COUNSEL ACCEPTABLE TO THIS COMPANY THAT REGISTRATION IS NOT REQUIRED."


                                     WARRANT

                   TO PURCHASE UP TO 43 SHARES OF COMMON STOCK

             VOID AFTER 5:00 P.M., PHOENIX TIME, ON FEBRUARY 3, 2000


                              ROCKFORD CORPORATION

                           INCORPORATED UNDER THE LAWS
                             OF THE STATE OF ARIZONA

         This certifies that, for value received, Ron Trout or the registered holder hereof or assigns (the "Warrantholder") is entitled to purchase from Rockford Corporation, an Arizona corporation (the "Company"), at any time before 5:00 p.m., Phoenix time, on February 3, 2000, at the purchase price per share of $ 6.50 (the "Warrant Price"), up to the number of shares of Common Stock, no par value, of the Company set forth above (the "Shares"). The number of Shares purchasable upon exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time as set forth below.

         1. Agreement. This Warrant was originally delivered pursuant to the terms of the Convertible Subordinated Debenture Amendment Agreement and Agreement to Rename as Senior Note between the Company and original Warrantholder (the "Agreement"). In connection with the Agreement the Company and the original Warrantholder agreed to (1) rename the Company's 10.5% Convertible Subordinated Debentures due February 3, 1999 as the Company's "Senior Notes due February 3, 1999" (the "Note") and (2) deliver the original of this Warrant to purchase the Shares in order to separately evidence the right to purchase the Shares (previously established in the Debentures) and amend the terms for purchase of the Shares. This Warrant (i) evidences the right to purchase the Shares, (ii) is issued under and in accordance with the Agreement,
(iii) is subject to the terms and provisions contained in the Agreement and the Note, to all of which the Warrantholder by acceptance of this Warrant consents and (iv) represents and evidences the same right to purchase the Shares previously embodied in the Debentures (subject only to the changes set forth in this Warrant or in the Agreement). Capitalized terms used in this Warrant shall have the meanings ascribed to them in the Note or

Agreement. This Warrant may be exercised at any time after its issuance and before 5:00 p.m., Phoenix time, on February 3, 2000.

         2. Detachment from Note. This Warrant is originally issued together with the Note; however, it may be transferred independently of the Note at any time, subject to compliance with the transfer restrictions set forth in the Agreement.

         3. Expiration. Unless earlier exercised or expired, this Warrants shall expire at 5:00 p.m. Phoenix time on February 3, 2000.

         4.       Exercise of Warrant.

                  4.1 Exercise. This Warrant may be exercised in whole or in part by presentation of this Warrant with the Exercise Form on the reverse side hereof duly executed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in certified funds or by wire transfer.

                  4.2 Exercise Price and Fractional Shares. This Warrant is exercisable, at the option of the Warrantholder, to purchase shares of the Company's Common Stock at the Warrant Price, subject to adjustment as provided in this Warrant. The Company shall not be required to issue fractional shares of Common Stock or other capital stock upon exercise of this Warrant and, in lieu thereof, shall pay a cash adjustment based upon the then current fair market value of the Common Stock as determined by the Board of Directors as at the last business day prior to the date of exercise.

                  4.3 Adjustment Based Upon Stock Dividends, Combination of Shares or Recapitalization. The Warrant Price and the number of Shares shall be adjusted if the Company shall at any time after the original issuance of this Warrant (i) pay a stock dividend on its Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares,
(iv) issue by reclassification of its shares of Common Stock any other special capital stock of the Company, or (v) distribute to all holders of Common Stock evidences of indebtedness (including indebtedness convertible into Common Stock or other securities of Company), securities (including common or preferred stock of Company), or assets (excluding cash dividends) or rights or warrants to subscribe for Common Stock or other securities of Company (other than those mentioned above). Upon the occurrence of an event or events requiring adjustment of the Warrant Price or an adjustment to the number of Shares or other securities issuable upon exercise of this Warrant, and thereafter, the Warrantholder upon exercise of this Warrant shall be entitled to receive the number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event.

                  4.4 Adjustment Based Upon Stock Issuances. The Warrant Price shall be adjusted if at any time after the original issuance of this Warrant the Company issues, or issues rights or warrants to subscribe for or purchase, Common Stock or securities convertible into or exchangeable for Common Stock at less than the Warrant Price. Upon the occurrence of an event or events requiring adjustment of the Warrant Price under this section the Warrant Price shall be adjusted to be equal to the price of the new issue, and thereafter the Warrantholder upon exercise of this Warrant shall be entitled to purchase the Shares, or other securities of the Company which the Warrantholder is entitled to receive, based upon the new Warrant Price per share.

                  4.5 Adjustment Based Upon Merger or Consolidation. In case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving entity and which does not result in any reclassification of or change in the outstanding Common Stock of the Company), or in case of any sale or conveyance to another person, firm, or corporation of the property of the Company as an entirety or substantially as an entirety, the Warrantholder shall have the right, upon exercise of this Warrant, to receive the kind and amount of securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock or other securities into which such Warrant might have been converted immediately prior to the consolidation, merger, sale, or conveyance.

                  4.6 No Adjustment for Outstanding Exercise and Option Rights and Certain Other Securities. No adjustment of the Warrant Price or number of shares issuable upon exercise shall be made upon the issuance by the Company of (1) Common Stock upon conversion or exchange of securities convertible or exchangeable into Common Stock and outstanding on or before February 3, 1989, (2) Common Stock upon exercise of any employee's stock option outstanding on or before February 3, 1989, or (3) Common Stock or securities convertible into Common Stock, or options to purchase Common Stock not included in (1) or (2) above and not amounting to more than 10% of the Company's fully diluted Common Stock issue, pursuant to an employee benefit plan of the Company.

         5. Corporate Status of Shares To Be Issued. All shares of the Company's Common Stock (or other securities in the event of an adjustment of the Warrant Price or number of shares issuable upon exercise) which may be issued upon the exercise of this Warrant shall, upon issuance and payment of the Warrant Price, be fully paid and nonassessable.

         6. Issuance of Stock Certificate. Upon the exercise of this Warrant, the Company shall forthwith issue to the Warrantholder a certificate or certificates representing the number of shares of its Common Stock (or other securities in the event of an adjustment of the Warrant Price or number of shares issuable upon exercise) to which the Warrant relates.

         7. Partial Exercise and Exchange. Upon any partial exercise of this Warrant, there shall be signed and issued to the Warrantholder a new Warrant in respect of the Shares as to which this Warrant shall not have been exercised. This Warrant may be exchanged, at the office of the Company by surrender of this Warrant properly endorsed for transfer, exercise, or exchange, for one or more new Warrants for the same aggregate number of Shares as evidenced by the Warrant or Warrants exchanged.

         8. Loss or Destruction of Warrant. The Company shall execute and deliver a new Warrant of like tenor and date upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of an indemnity by the original Warrantholder, or, in case of any transfer, upon such terms as may be satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of this Warrant.

         9. Status of Holder of Warrant. This Warrant shall not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company, and no dividends shall be payable or accrue in respect of this Warrant or the securities issuable upon exercise, unless and until this Warrant is exercised. Upon the exercise of this Warrant, the Warrantholder shall, to the extent permitted by law, be deemed to be the holder of record of the shares of Common Stock or other securities issuable upon such exercise, notwithstanding that the stock transfer books of the Company are then closed or that the certificates representing such shares of Common Stock or other securities are not then actually delivered.

         10. Reservation of Shares. The Company shall reserve out of its authorized shares of Common Stock (and other securities in the event of an adjustment of the Warrant Price or number of shares issuable upon exercise) a number of shares sufficient to enable it to comply with its obligation to issue the Shares (and other securities in the event of an adjustment of the Warrant Price or number of shares issuable upon exercise) upon the exercise of this Warrant.

         11.      Status Under Securities Laws.

                  11.1 No Registration. This Warrant has not been, and the securities issuable upon exercise hereof will not be, registered under the Securities Act of 1933 (the "1933 Act"), the Arizona Securities Act (the "Arizona Act") or the securities laws of any other jurisdiction and must be held indefinitely without any transfer, sale or other disposition unless subsequently registered under the 1933 Act, the Arizona Act and the securities laws of any other applicable jurisdiction or, in the opinion of counsel acceptable to the Company, registration is not required under such Acts or laws.

                  11.2 Legend. There shall be endorsed on this Warrant and on the certificates evidencing any securities issued upon the exercise of this Warrant a legend substantially to the following effect:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED (EXCEPT TO A COMMERCIAL BANK OR OTHER CORPORATION AFFILIATED WITH SECURITY PACIFIC BANK ARIZONA) IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS OR AN OPINION OF COUNSEL ACCEPTABLE TO THIS COMPANY THAT REGISTRATION IS NOT REQUIRED."

                  11.3 Restriction on Other Securities. Except upon certain limited circumstances, the restrictions on the transfer of this Warrant and any securities issued upon the exercise of this Warrant will also apply to any and all shares of capital stock or other securities issued or otherwise acquired on account of the exercise of the Warrant including, without limitation, shares and securities issued or acquired as a result of any stock dividend, stock split or exchange or any distribution of shares or securities pursuant to any corporate reorganization, reclassification or similar event.

                  11.4 Refusal to Transfer. The Company may refuse to effect a transfer, sale or other disposition of this Warrant or any part thereof by the Warrantholder or its successors or assigns except as expressly permitted by this Warrant and the Agreement, which contains additional provisions governing any transfer of this Warrant. The Company may also refuse to effect a transfer, sale, or other disposition of any Shares or other securities issued upon exercise of this Warrant which would be in violation of any express prohibition in this Warrant or in the Agreement.

         12. Governing Law. This Warrant is delivered and is intended to be performed in the State of Arizona and shall be construed and enforced in accordance with the laws of such state.

         13. Execution. In witness whereof, the Company has caused this Warrant to be signed by its duly authorized officers on __________, _____.

                                            ROCKFORD CORPORATION
[SEAL)


                                            By: /s/
                                               ----------------------
                                                     President

ATTEST:


/s/
----------------------
Assistant Secretary

                              ROCKFORD CORPORATION

                                  EXERCISE FORM

Rockford Corporation
648 South River Drive
Tempe, Arizona 85281

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant, and to purchase thereunder, 43 shares of Common Stock (the "Shares") provided for therein, and requests that certificates for the Shares be issued in the name of:

________________________________________________________________________________
         (Please Print Name, Address and Social Security Number)

________________________________________________________________________________
and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant certificate for the balance of the Shares purchasable under the within Warrant certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

         Dated:____________________________

         Name of Warrantholder or Assignee:_____________________________________
                                                     (Please Print)

Address:________________________________________________________________________

________________________________________________________________________________


Authorized Signature:___________________________________________________________

            Signature Guaranteed:_______________________________________________


                    Note: The name of the Warrantholder must correspond with the name as written upon the face of this Warrant certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned.

                                   ASSIGNMENT

                 (To be signed only upon assignment of Warrant)


  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
             (Please Print Name, Address and Social Security Number)


a Warrant to purchase ________ shares of Common Stock and hereby irrevocably constituting and appointing ______________________________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.



                                        ________________________________________
                                        Name of Registered Holder


         Dated: ________ 19___          ________________________________________
                                        Authorized Signature

            Signature Guaranteed:       ________________________________________


Note: The signature of this assignment must correspond with the name as written above upon the fact of this Warrant certificate in every particular, without alteration or enlargement of any change whatever.